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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 25, 2003
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                Date of report (Date of earliest event reported)


                                YOUBET.COM, INC.
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               (Exact name of Registrant as Specified in Charter)



          Delaware                     33-13789                 95-4627253
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(State of Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)



              5901 De Soto Avenue, Woodland Hills, California 91367
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code (818) 668-2100
                                                   -----------------------------



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Item 5. Other Events.

The Company issued a press release regarding a Memorandum Opinion issued September 25, 2003 on Civil Action Number 20527 in the Court of Chancery of the State of Delaware In and For New Castle County. In light of the Memorandum Opinion enjoining the Annual Shareholder meeting in part, the company delayed its entire Annual Meeting originally scheduled for September 26, 2003. Please see the attached press release and Memorandum Opinion.


Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                  None.

         (b)      Proforma Financial Information. None.

         (c)      Exhibits.

                  99.1     Press Release

                  99.2     Memorandum Opinion


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             YOUBET.COM, INC.

Date: September 26, 2003                     By: /s/ CHARLES CHAMPION
                                             Name: Charles Champion
                                             Title: CEO and President